BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated March 10, 2020 to the Summary Prospectuses, Prospectuses and Statement of

Additional Information of the Fund, each dated November 27, 2019, as supplemented to date

The Board of Trustees of BlackRock FundsSM on behalf of the BlackRock Liquid Environmentally Aware Fund has approved moving the Fund cutoff time for purchase and redemption orders from 4:00 p.m. to 3:00 p.m. (Eastern time) (with an earlier cutoff for orders placed on the Fund’s internet-based order entry program). Additionally, the Board agreed to terminate exchange privilege rights for Investor A and Institutional Shares of the Fund and contractually to reduce the Administration Fee applicable to the Investor A and Institutional Shares of the Fund.

Consequently, effective May 11, 2020, the following changes will be made:

All references to the following are removed from the Investor A and Institutional Shares Summary Prospectuses and the Investor A and Institutional Shares Prospectus: (i) the ability to exchange Investor A and Institutional Shares of the Fund for shares of the same class of another mutual fund sponsored by BlackRock Advisors, LLC or its affiliates, (ii) contingent deferred sales charges that may apply to certain redemptions of Investor A Shares purchased in an exchange transaction and (iii) any sales charge waiver, including a contingent deferred sales charge waiver.

The sections of the Investor A and Institutional Shares Summary Prospectuses entitled “Summary Prospectus—Fees and Expenses of the Fund” and the section of the Investor A and Institutional Shares Prospectus entitled “Fund Overview—Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these fees and expenses is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 18 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-27 of Part II of the Fund’s Statement of Additional Information.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1,2]	0.21%	0.18%
Administration Fee	0.10%	0.10%
Miscellaneous Other Expenses[1,2]	0.11%	0.08%
Total Annual Fund Operating Expenses[2]	0.56%	0.28%
Fee Waivers and/or Expense Reimbursements[3]	(0.11)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.45%	0.20%

[1]	Miscellaneous Other Expenses are based on estimates amounts for the current fiscal year.

[2]

Total Annual Fund Operating Expenses do not correlate to the ratios of expenses given in the Fund’s most recent annual report, which do not include the estimation of Miscellaneous Other Expenses for the current fiscal year.

[3]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 31, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Miscellaneous Other Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.00% for Investor A Shares and Institutional Shares through November 30, 2030. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor A Shares	$46	$144
Institutional Shares	$20	$64

The first paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Account Information—Details About the Share Classes—Institutional Shares” is deleted in its entirety and replaced with the following:

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Certain Financial Intermediaries may also impose additional minimum investment requirements.

The section of the Investor A and Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—Initial Purchase—Have your Financial Intermediary submit your purchase order” is deleted in its entirety and replaced with the following:

Initial Purchase	Have your Financial Intermediary submit your purchase order

Purchase orders received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 3:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:00 p.m. (Eastern time)) you will receive that day’s dividends. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after 2:45 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

NAV is calculated separately for each class of shares of the Fund as of 3:00 p.m. (Eastern time), each business day. Shares will be priced on days that both the New York Stock Exchange (the “NYSE”) and the Federal Reserve Bank of Philadelphia are open (each such day, a “business day”). The Fund may elect, in its discretion if it is determined to be in shareholders’

Initial Purchase (continued)

best interest, to be open on days when the NYSE is closed due to an emergency. Both the NYSE and the Federal Reserve Bank of Philadelphia are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veteran’s Day. The only scheduled day on which the Federal Reserve Bank of Philadelphia is open and the NYSE is closed is Good Friday.

Purchase orders placed after 3:00 p.m. (Eastern time) will be priced at the NAV determined on the next business day.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time, including when a redemption gate is in place (see “Account Information — Liquidity Fees and Redemption Gates” below). Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

The second sentence of the fifth paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)” is deleted in its entirety and replaced with the following:

Purchase orders placed after 2:45 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program.

The section of the Investor A and Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order” is deleted in its entirety and replaced with the following:

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business (generally, 3:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day. Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming. The Fund may reject an order to sell shares under certain circumstances. Redemption orders placed after 2:45 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The third sentence of the fourth paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is deleted in its entirety and replaced with the following:

Redemption orders placed after 2:45 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program.

The first sentence of the ninth paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is deleted in its entirety and replaced with the following:

Proceeds for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern time) on a business day are normally paid in Federal funds wired to the redeeming shareholder on the same business day, provided that the Fund’s custodian is also open for business.

The twelfth paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is deleted in its entirety and replaced with the following:

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The table in the fifth paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Management of the Fund—BlackRock” is amended by deleting footnote 1 to such table in its entirety and replacing it with the following:

1.

The contractual caps are in effect through November 30, 2030. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The fourth sentence of the first paragraph of the section of the Investor A and Institutional Shares Prospectus entitled “Management of the Fund—Valuation of Fund Investments” is deleted in its entirety and replaced with the following:

The Fund calculates the NAV of each class of its shares generally as of 3:00 p.m. Eastern time, based on prices at such time.

The section of the Direct Shares Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Buy Shares—Initial Purchase—Submit your purchase order through Cachematrix® by BlackRock” is deleted in its entirety and replaced with the following:

Initial Purchase	Submit your purchase order through Cachematrix® by BlackRock

Purchase orders generally must be placed through Cachematrix® by BlackRock, available via www.blackrock.com/cash. Purchase orders placed before 2:45 p.m. (Eastern time) and received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 3:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:00 p.m. (Eastern time)) you will receive that day’s dividends.

NAV is calculated separately for each class of shares of the Fund as of 3:00 p.m. (Eastern time), each business day. Shares will be priced on days that both the New York Stock Exchange (the “NYSE”) and the Federal Reserve Bank of Philadelphia are open (each such day, a “business day”). The Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is closed due to an emergency. Both the NYSE and the

Initial Purchase (continued)

Federal Reserve Bank of Philadelphia are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veteran’s Day. The only scheduled day on which the Federal Reserve Bank of Philadelphia is open and the NYSE is closed is Good Friday. Purchase orders placed through Cachematrix® by BlackRock after 2:45 p.m. (Eastern time) will be priced at the NAV determined on the next business day.

If you are experiencing difficulty placing a purchase order through Cachematrix® by BlackRock, please contact the Fund at (800) 441-7450.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time, including when a redemption gate is in place (see “Account Information — Liquidity Fees and Redemption Gates” below).

The section of the Direct Shares Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares through Cachematrix® by BlackRock” is deleted in its entirety and replaced with the following:

Full or Partial Redemption of Shares	Selling shares through Cachematrix® by BlackRock

Make redemption requests through Cachematrix® by BlackRock, available via www.blackrock.com/cash. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request through Cachematrix® by BlackRock prior to 2:45 p.m. (Eastern time) and your request must be received by the Fund’s Transfer Agent before 3:00 p.m. (Eastern time). Any redemption request placed after 2:45 p.m. (Eastern time) will be priced at the NAV at the close of business on the next business day.

If you are experiencing difficulty placing a redemption request through Cachematrix® by BlackRock, please contact the Fund at (800) 441-7450.

The Fund may reject an order to sell shares under certain circumstances.

Full or Partial Redemption of Shares (continued)

Payment of Redemption Proceeds

Redemption proceeds will be paid by wire transfer. Proceeds for redeemed shares for which a redemption order is submitted before 2:45 p.m. (Eastern time) and received by the Fund’s Transfer Agent before 3:00 p.m. (Eastern time) on a business day are normally paid in Federal funds wired to the redeeming shareholder on the same business day, provided that the Fund’s custodian is also open for business. Proceeds for redemption orders received on a day when the Fund’s custodian is closed are normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

*    *    *

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

The table in the fifth paragraph of the section of the Direct Shares Prospectus entitled “Management of the Fund—BlackRock” is amended by deleting footnote 1 to such table in its entirety and replacing it with the following:

1.

The contractual cap is in effect through November 30, 2030. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The fourth sentence of the first paragraph of the section of the Direct Shares Prospectus entitled “Management of the Fund—Valuation of Fund Investments” is deleted in its entirety and replaced with the following:

The Fund calculates the NAV of each class of its shares generally as of 3:00 p.m. Eastern time, based on prices at such time.

The section of Part I of the Fund’s Statement of Additional Information entitled “IV. Management, Advisory and Other Service Arrangements—Administration Agreement” is amended by deleting the second paragraph thereof in its entirety and replacing it with the following:

Under the Administration Agreement, the Trust, on behalf of the Fund, pays to the Administrator a fee, computed daily and payable monthly, at an aggregate annual rate of 0.10% (prior to May 11, 2020, the rate was 0.14%) of the average daily net assets of Investor A Shares and Institutional Shares of the Fund and 0.04% of average daily net assets of Direct Shares of the Fund.

The section of Part I of the Fund’s Statement of Additional Information entitled “V. Information on Sales Charges and Distribution Related Expenses” is amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

Set forth below is information on sales charges received by the Fund, including the amounts paid to affiliates of the Manager (“affiliates”), if any, for the periods indicated. The Fund’s shares are not subject to sales charges (including any contingent deferred sales charges (“CDSCs”)) with respect to direct purchases of the Fund’s shares. However, prior to May 11, 2020, a CDSC may have been charged upon redemption if an investor purchased $1 million or more of Investor A Shares of a fund sponsored and advised by BlackRock or its affiliates where no initial sales charge was paid at the time of purchase of such fund (an “Investor A Load-Waived BlackRock Fund”) (lesser amounts may apply depending on the Investor A Load-Waived BlackRock Fund) and exchanged such shares for Investor A Shares of the Fund and subsequently redeemed such shares within 18 months after the investor initially acquired such Investor A Shares (a shorter holding period may apply depending on the Investor A Load-Waived BlackRock Fund).

The section of Part II of the Fund’s Statement of Additional Information entitled “Purchase of Shares—Purchase of Shares of the BlackRock Funds Portfolios—Shareholder Features—Exchange Privilege” is amended by deleting the first two paragraphs thereof in their entirety and replacing them with the following:

Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of Money Market Portfolio for Investor A Shares of one of the funds advised by BlackRock or its affiliates where an initial sales charge is assessed at the time of purchase of such fund (each, an “Investor A Load BlackRock Fund”). Exchanges of Investor C Shares of Money Market Portfolio for Investor C Shares of a non-money market portfolio advised by BlackRock or its affiliates (each a “Non-Money Market Portfolio”) will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor C Shares of the Non-Money Market Portfolio received in the exchange.

A CDSC of up to 1.00% may apply to certain redemptions of Investor A Shares of Money Market Portfolio purchased in an exchange transaction for Investor A Shares of a portfolio advised by BlackRock or its affiliates where no initial sales charge was paid at the time of purchase of such Fund (an “Investor A Load-Waived BlackRock Fund”) as part of an investment of $1,000,000 (lesser amounts may apply depending on the Investor A Load-Waived BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Investor A Load-Waived BlackRock Fund (a shorter holding period may apply depending on the Investor A Load-Waived BlackRock Fund), unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (or for a shorter holding period, as applicable) as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of Money Market Portfolio. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans; (b) exchanges pursuant to the exchange privilege described in the Fund’s Prospectus; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1⁄2 from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

The section of Part II of the Fund’s Statement of Additional Information entitled “Purchase of Shares—Purchase of Shares of the BlackRock Funds Portfolios—Shareholder Features—Exchange Privilege” is amended by deleting the fourteenth paragraph thereof in its entirety and replacing it with the following:

The redemption of shares of one fund and the subsequent investment in another fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of an Investor A Load BlackRock Fund with the proceeds of a redemption of Investor Shares of Money Market Portfolio. In addition, when Investor Shares of Money Market Portfolio are redeemed and the proceeds are used to purchase Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a CDSC will be imposed (unless an exemption applies) when the Investor C Shares of the Non-Money Market Portfolio are redeemed.

Shareholders should retain this Supplement for future reference.

PR2SAI-LEAF-0320SUP